UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

THE ODP CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The following talking points and FAQs were made available by The ODP Corporation, a Delaware corporation, to certain of its employees:

General Toolkit

Talking Points

General Talking Points

•

The ODP Corporation announced that it has agreed to be acquired by Atlas Holdings, which owns and operates a global family of manufacturing and distribution businesses, and become a privately held company. The transaction remains subject to customary closing conditions, including approval by ODP shareholders.

•	This is an exciting step for ODP that builds on our momentum and will create new opportunities for us to grow as a business.

•	Over the past few years, we’ve achieved significant momentum through our focus on excellence and execution as we pursued our B2B growth initiatives.

•	This transaction—with Atlas as the right partner—closely aligns with our vision and will improve ODP’s position for the next phase of growth.

•	We have learned through this process that Atlas understands our strategy and sees the opportunities we see in expanding into higher-growth industry sectors.

•

Atlas brings an understanding of our industry, along with the operational expertise, resources and track record of supporting its companies that will fast forward our B2B growth initiatives and strengthen our position as a trusted partner to our customers.

•	It is business as usual through the closing of the transaction, which we expect to be completed by the end of 2025, subject to customary closing conditions, and for now there are no planned changes.

•	It is very early in the process so please understand that we don’t have all the answers yet, but we will keep you updated as we have news to share.

•	We will continue to provide regular updates as we advance toward the closing of the transaction and expect to communicate any anticipated changes as we learn more after closing.

Store Manager Talking Points

•	There are no planned changes to day-to-day roles and responsibilities through closing, which we expect to happen by the end of 2025, subject to customary closing conditions.

•

Our day-to-day operations remain the same during this time, and we must all remain focused on delivering on our commitments to our customers and achieving a strong finish for Q3 and the remainder of the year.

•	We are in the very early stages of this process, and ODP’s leadership has committed to keeping all associates informed as the process moves forward move forward.

•	It is important to note that until the transaction closes, it remains business-as-usual.

•	I’m happy to try to answer any questions—if I don’t have the answers, I can find them out.

•	Our success and the strong momentum we’ve achieved made this possible. And that success is the result of your hard work and dedication.

General Toolkit

•	As always, thank you again for all that you do for ODP.

Partners / B2B Customer / Vendor Talking Points

•	Becoming a private company will help us accelerate our B2B growth initiatives and strengthen our position as a trusted partner to our customers.

•	This is an exciting next chapter for us that we believe is the right path forward for our company.

•	This strategic decision will ensure ODP is better positioned to capitalize on the strong momentum we’ve achieved and to invest in the long-term success of the business under Atlas’ ownership.

•	Our relationship remains a top priority.

•

Importantly, we do not anticipate any significant changes to our current contracts / partnerships, and it is business as usual through the closing of the transaction. There will be no changes to your main point of contact.

•	As we move through this process, which we expect to be completed by the end of 2025, subject to customary closing conditions, we will continue to share updates with you as appropriate.

•	Please don’t hesitate to reach out with any additional questions.

•	Thank you for your continued partnership. We look forward to continuing our work together.

General Toolkit

FAQs

General

1.	What was announced? What does this announcement mean for The ODP Corporation?

•

We announced that The ODP Corporation has agreed to be acquired by an affiliate of Atlas Holdings, which owns and operates a global family of manufacturing and distribution businesses, for $28 per share in cash.

•	This transaction represents a substantial premium for ODP’s shareholders and improves ODP’s position for the next phase of growth.

•	We believe this transaction will fast-forward our B2B growth initiatives and strengthen our position as a trusted partner to our customers.

•	Upon completion of the transaction, ODP will become a privately held company, and shares of ODP common stock will no longer be listed on the NASDAQ stock exchange.

2.	Who is Atlas?

•	Atlas owns and operates a global family of manufacturing and distribution businesses.

•

Atlas brings an understanding of our industry, along with the operational expertise, resources and track record of supporting its companies that will fast forward our B2B growth initiatives and strengthen our position as a trusted partner to our customers.

3.	Why now?

•	Over the past few years, we’ve achieved significant momentum through our focus on excellence and execution as we pursued our B2B growth initiatives.

•	We believe that this transaction will strengthen our growth.

•

Atlas brings an understanding of our industry, along with the operational expertise, resources and track record of supporting its companies that will fast forward our B2B growth initiatives and strengthen our position as a trusted partner to our customers.

4.	When is the transaction expected to close? What is the timeline?

•	The transaction is expected to be completed by the end of 2025, subject to customary closing conditions, including required regulatory approvals and approval by ODP shareholders.

5.	What does this transaction mean for me?

•

It is business as usual through the closing of the transaction, which we expect to be completed by the end of 2025, subject to customary closing conditions, including required regulatory approvals and approval by ODP shareholders, and for now there are no planned changes.

•	It is very early in the process so please understand that we don’t have all the answers yet, but we will keep you updated as appropriate as we learn more.

•	We expect to provide our teams with updates as appropriate as we advance towards the closing of the transaction.

6.	Will there be any changes to my role or responsibilities as a result of this transaction?

•	It is business as usual through the closing of the transaction, which we expect to be completed by the end of 2025, and for now there are no planned changes.

•	It is very early in the process so please understand that we don’t have all the answers yet, but we will keep you updated as appropriate as we learn more.

•	We expect to provide our teams with updates as appropriate as we advance towards the closing of the transaction.

Store Manager

7.	What does this deal mean for our store location?

General Toolkit

•	It is business as usual through the closing of the transaction, which we expect to be completed by the end of 2025, and for now there are no planned changes.

•	It is very early in the process so please understand that we don’t have all the answers yet, but we will keep you updated as appropriate as we learn more.

•	We expect to provide our teams with updates as appropriate as we advance towards the closing of the transaction.

8.	Should I expect any changes to my role and reporting structure?

•	It is business as usual through the closing of the transaction, which we expect to be completed by the end of 2025, and for now there are no planned changes.

•	It is very early in the process so please understand that we don’t have all the answers yet, but we will keep you updated as appropriate as we learn more.

•	We expect to provide our teams with updates as appropriate as we advance towards the closing of the transaction.

Partners

9.	Will this affect any of our existing partnerships?

•	We do not anticipate significant changes to our current partnerships at this time.

•	We will continue to provide regular updates as we advance towards the closing of the transaction and expect to communicate any anticipated changes as appropriate as we learn more after closing.

B2B Customers

10.	Will ODP be closing any of its stores?

•	It is business as usual through the closing of the transaction, which we expect to be completed by the end of 2025, and for now there are no planned changes.

•	It is very early in the process so please understand that we don’t have all the answers yet, but we will keep you updated as we learn more.

•	We expect to provide you with updates as appropriate as we advance towards the closing of the transaction.

11.	Will ODP continue offering the same products?

•	It is business as usual through the closing of the transaction, which we expect to be completed by the end of 2025, and for now there are no planned changes.

12.	Will there be any disruptions to our current orders?

•	It is business as usual through the close of the transaction, which we expect to be completed by the end of 2025, and for now there are no planned changes.

Vendors

13.	Will this impact the current contracts that I have with ODP? Will there be a pause to our current contract?

•	We do not anticipate any significant changes to our current contracts, and it is business as usual through the closing of the transaction.

14.	Will I still be paid on time?

•	Yes, it is business as usual through the closing of the transaction.

FORWARD-LOOKING STATEMENTS

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “hope,” “hopeful,” “likely,” “may,” “optimistic,” “possible,” “potential,” “preliminary,” “project,” “should,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: (i) the completion of the proposed transaction on the anticipated terms and timing; (ii) the satisfaction of other conditions to the completion of the proposed transaction, including obtaining required shareholder and regulatory approvals; (iii) the risk that the Company’s stock price may fluctuate during the pendency of the proposed transaction and may decline if the proposed transaction is not completed; (iv) potential litigation relating to the proposed transaction that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations, including during the pendency of the proposed transaction; (vi) the ability of the Company to retain and hire key personnel; (vii) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) unexpected costs, liabilities or delays associated with the transaction; (xv) the response of competitors to the transaction; (xvi) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring the Company to pay a termination fee; and (xvii) other risks set forth under the heading “Risk Factors,” of our Annual Report on Form 10-K for the year ended December 28, 2024 and in our subsequent filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Our actual results could differ materially from the results described in or implied by such forward-looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, we undertake no obligation to update or revise these forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of The ODP Corporation by ACR Ocean Resources LLC. In connection with this proposed acquisition, The ODP Corporation plans to file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document that The ODP Corporation may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE ODP CORPORATION ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of The ODP Corporation. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by The ODP Corporation through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by The ODP Corporation will be available free of charge on The ODP Corporation’s internet website at theodpcorp.com or upon written request to: The ODP Corporation, Investor Relations, 6600 North Military Trail Boca Raton, FL 33496 or by email to investor.relations@theodpcorp.com.

Participants in Solicitation

The ODP Corporation, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of The ODP Corporation is set forth in its proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 20, 2025. To the extent that holdings of The ODP Corporation’s securities by its directors or executive officers have changed since the amounts set forth in The ODP Corporation’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

The ODP Corporation

Investor Relations

6600 North Military Trail Boca Raton, FL 33496

investor.relations@theodpcorp.com

theodpcorp.com